Exhibit 99.1

LOS ANGELES, Feb. 23, 2026 /PRNewswire/ — AIxCrypto Inc. (NASDAQ: AIXC) (“AIxC” or the “Company”), a technology company focused on Embodied AI (EAI) infrastructure, today shared a weekly business update from Co-CEO Jerry Wang.

AIxC Hub – Season 2 Launch and Ecosystem Expansion

AIxC Hub, the core interactive platform of the AIxC ecosystem, has officially entered Season 2, marking the next phase of its ecosystem evolution.

Season 2 introduces updated engagement mechanics and expanded interactive modules, including new Tenki-based features designed to further integrate AI agent-driven experiences within the Hub environment. Additional details regarding Season 2 playbooks, ecosystem rewards, and participation guidelines will be released next week.

AIxC is pleased to share that its official X account has reached 53,417 followers, with engagement rates increasing by 94% over recent weeks and total impressions approaching 600,000 during the same period, reflecting continued growth in global visibility and community engagement.

Executive Communication and Strategic Outlook

During the week, Jerry Wang shared reflections on AIxC’s progress, reviewing strategic execution and forward-looking initiatives for 2026.

As part of a strategic refinement, the Company has elected to concentrate its resources on its Real-World Asset (RWA) and Embodied AI (EAI) strategy, to fully support FFAI EAI initiatives, including intelligent electric vehicle and AI robotics. AIxC will transition away from certain initiatives, including the BesTrade AI Agent and Digital Asset AI Management modules, in order to enhance operational focus and capital discipline around its core infrastructure objectives.

This strategic concentration is intended to strengthen AIxC’s positioning at the intersection of RWA and EAI and to align execution efforts with areas where the Company sees the greatest long-term relevance.

Looking ahead, AIxC will continue leveraging high-quality, multimodal real-world behavioral data to power the next generation of AI-integrated blockchain applications. Positioned at the intersection of AI, RWA, and crypto infrastructure, AIxC is building compliant asset rails that connect on-chain systems with real-world signals and scalable distribution. The goal is to bring credible RWAs on-chain, enable smarter AI-native financial and consumer applications, and create practical utility for users, partners, and shareholders.

About AIxCrypto:

AIxCrypto is a U.S. Nasdaq-listed technology company focused on advancing compliant blockchain infrastructure for Real-World Assets (RWA) and Embodied AI (EAI) ecosystems. Positioned at the intersection of AI, digital infrastructure, and tokenized asset rails, the Company aims to connect real-world signals and asset flows with decentralized systems through scalable, security-focused architecture.

FORWARD LOOKING STATEMENTS:

This press release contains “forward-looking statements”, including statements regarding AIxCrypto Holdings, Inc. (“AIxCrypto”) within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All of the statements in this press release, including financial projections, whether written or oral, that refer to expected or anticipated future actions and results of AIxCrypto are forward-looking statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. These forward-looking statements reflect our current projections and expectations about future events as of the date of this presentation. AIxCrypto cannot give any assurance that such forward-looking statements and financial projections will prove to be correct.

The information provided in this press release does not identify or include any risk or exposures of AIxCrypto that would materially and adversely affect the performance or risk of the company. By their nature, forward-looking statements and financial projections involve numerous assumptions, known and unknown risks and uncertainties, both general and specific, that contribute to the possibility that the predictions, forecasts, projections and other forward-looking information will not occur, which may cause the Company’s actual performance and financial results in future periods to differ materially from any estimates or projections of future performance or results expressed or implied by such forward-looking statements and financial projections. Important factors that could cause actual results to differ materially from expectations include, but are not limited to: business, economic and capital market conditions; the heavily regulated industry in which AIxCrypto carries on business; current or future laws or regulations and new interpretations of existing laws or regulations; the inherent volatility and regulatory uncertainty associated with cryptocurrency investments; legal and regulatory requirements; market conditions and the demand and pricing for our products;; our relationships with our customers and business partners; our ability to successfully define, design and release new products in a timely manner that meet our customers’ needs; our ability to attract, retain and motivate qualified personnel; competition in our industry; failure of counterparties to perform their contractual obligations; systems, networks, telecommunications or service disruptions or failures or cyber-attack; ability to obtain additional financing on reasonable terms or at all; litigation costs and outcomes; our ability to successfully maintain and enforce our intellectual property rights and defend third party claims of infringement of their intellectual property rights; and our ability to manage our growth. Readers are cautioned that this list of factors should not be construed as exhaustive.

All information contained in this press release is provided as of the date of the press release issuance and is subject to change without notice. Neither AIxCrypto, nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements and financial projections set out herein, whether as a result of new information, future events or otherwise, except as required by law. This is presented as a source of information and not an investment recommendation. This press release does not take into account nor does it provide any tax, legal or investment advice or opinion regarding the specific investment objectives or financial situation of any person. AIxCrypto reserves the right to amend or replace the information contained herein, in part or entirely, at any time, and undertakes no obligation to provide the recipient with access to the amended information or to notify the recipient thereof.

Readers are advised not to place undue reliance on forward-looking statements, as there is no guarantee that the plans, intentions, or expectations they are based on will be realized. While management believes these statements are reasonable at the time of preparation, actual results may differ materially. These forward-looking statements reflect the Company’s expectations as of the date of this presentation and are subject to change without notice. The Company is not obligated to update or revise these statements, unless required by law.

Forward-looking statements are often identified by words such as “may,” “could,” “would,” “might,” or “will,” indicating possible future actions, events, or outcomes. These statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ significantly from what is expected.

Actual results may differ materially due to factors such as the ability to secure financing, complete transactions, meet exchange requirements, consumer demand, competition, and unexpected costs. These forward-looking statements are based on assumptions that may prove incorrect, and the Company does not assume any obligation to update them except as required by law. Given the uncertainties involved, readers should not place undue reliance on these statements.

You are cautioned not to place undue reliance on these forward-looking statements, which are made only as of the date of this news release. The Company disclaims any intent or obligation to update these forward-looking statements beyond the date of this news release, except as required by law. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SOURCE AIxCrypto Inc.

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